                                                                    EXHIBIT 21.1

ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:            September 1, 2000 - September 30, 2000

SETTLEMENT DATE:               16-Oct-00

A.  SERIES INFORMATION
    ADVANTA LEASING RECEIVABLES CORP. VIII AND
    ADVANTA LEASING RECEIVABLES CORP. IX
    EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
    SERIES 1999-1

I.  SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED
    (a.)   Beginning Aggregate Contract Principal Balance ...............................................        $ 46,326,067.61
                                                                                                                 ---------------
    (b.)   Contract Principal Balance of all Collections allocable to Contracts .........................        $  3,226,577.51
                                                                                                                 ---------------
    (c.)   Contract Principal Balance of Charged-Off Contracts ..........................................        $    323,584.49
                                                                                                                 ---------------
    (e.)   Ending Aggregate Contract Principal Balance of all Contracts as
           of this Settlement Date ......................................................................        $ 42,775,905.61
                                                                                                                 ---------------

           BALANCES ON THIS SETTLEMENT DATE
    (d.)   Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)            0.3483443                                            $ 34,442,937.64
                                                            ---------                                             --------------
    (e1.)  Ending Class A-1 Principal Balance               0.0000000                   $          -
                                                            ---------                   ---------------
    (e2.)  Ending Class A-2 Principal Balance               0.6492631                   $ 24,997,229.64
                                                            ---------                   ---------------
    (e3.)  Ending Class A-3 Principal Balance               1.0000000                   $  9,445,708.00
                                                            ---------                   ---------------
    (f.)   Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)            0.7183599                                            $  8,332,967.96
                                                            ---------                                            ---------------

II. COMPLIANCE RATIOS
    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ......................................  $ 46,358,071.67
                                                                                                                 ---------------
    (b.)   CBR of Contracts 1 - 30 days delinquent ............................................................  $  5,170,761.27
                                                                                                                 ---------------
    (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date ............................            11.15%
                                                                                                                 ---------------
    (d.)   CBR of Contracts 31 - 60 days delinquent ...........................................................  $  2,317,538.61
                                                                                                                 ---------------
    (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date ...........................             5.00%
                                                                                                                 ---------------
    (f.)   CBR of Contracts 61 - 90 days delinquent ...........................................................  $    738,268.73
                                                                                                                 ---------------
    (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date ...........................             1.59%
                                                                                                                 ---------------
    (h.)   CBR of Contracts > 91 days delinquent ..............................................................  $    496,744.30
                                                                                                                 ---------------
    (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .............................             1.07%
                                                                                                                 ---------------
    (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .......................             7.66%
                                                                                                                 ---------------
    (j2.)  Month 2:   Aug-00 ..................................................................................             6.70%
                                                                                                                 ---------------
    (j3.)  Month 3:   Jul-00 ..................................................................................             7.61%
                                                                                                                 ---------------
    (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ..............................             7.32%
                                                                                                                 ---------------
           [*The Net Charge-Off % includes an adjustment of $134,000 for prior periods over allocation of Recoveries.]

    (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) .............................             6.16%
                                                                                                                 ---------------
    (k2.)  Month 2:  Aug-00 ...................................................................................             2.38%
                                                                                                                 ---------------
    (k3.)  Month 3:  Jul-00 ...................................................................................             0.89%
                                                                                                                 ---------------
    (k4.)  Three month rolling average % for Defaulted Contracts ..............................................             3.14%
                                                                                                                 ---------------
           Does the Cumulative Loss % exceed
    (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th
           Collection Period ? Y or N .........................................................................        n/a
                                                                                                                 ---------------
    (l2.)  The Loss Trigger Level % from 13th Collection Period to and including
           24th Collection Period ? Y or N ....................................................................        NO
                                                                                                                 ---------------
    (l3.)  The Loss Trigger Level % from 25th Collection Period
           and thereafter ? Y or N ............................................................................        n/a
                                                                                                                 ---------------

    (m1.)  Residual Realization for the related Collection Period .............................................           130.54%
                                                                                                                 ---------------
    (m2.)  Month 2:  Aug-00 ...................................................................................           125.54%
                                                                                                                 ---------------
    (m3.)  Month 3:  Jul-00 ...................................................................................           124.64%
                                                                                                                 ---------------

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
    (m4.)  Three month rolling average Residual Realization Ratio .......................................                 126.91%
                                                                                                                 ---------------
    (n.)   Does the three month rolling Residual Realization ratio exceed 100% . Y or N .................             YES
                                                                                                                 ---------------
III.FLOW OF FUNDS
    (1.)   The amount on deposit in Available Funds .....................................................        $  3,926,728.47
                                                                                                                 ---------------
    (2.)   The prepayment amounts deposited, if any, by the Issuers'  to the
           Collection Account for removal of defaulted contracts ........................................        $       -
                                                                                                                 ---------------
    (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date ..        $  3,926,728.47
                                                                                                                 ---------------

    (a.)   To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ....................        $       -
                                                                                                                 ---------------
    (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any .........................        $     38,605.06
                                                                                                                 ---------------

           To Series 1999-1 Noteholders:
    (c.)   To Class A, the total Class A Note Interest and Class A Overdue
           Interest for the related period ......................................                                $    208,448.26
                                                                                                                 ---------------
                     Interest on Class A-1 Notes ................................      $            -
                                                                                       --------------
                     Interest on Class A-2 Notes ................................      $   154,135.44
                                                                                       --------------
                     Interest on Class A-3 Notes ................................      $    54,312.82
                                                                                       --------------
    (d.)   Interest on Class B Notes for the related period .....................                                $     54,673.78
                                                                                                                 ---------------
    (e.)   To Series 1999-1Noteholders:
           To Class A, the total applicable Principal Payment ...................                                $  2,858,572.10
                                                                                                                 ---------------
                     Principal Payment to Class A-1 Noteholders .................      $            -
                                                                                       --------------
                     Principal Payment to Class A-2 Noteholders .................      $ 2,858,572.10
                                                                                       --------------
                     Principal Payment to Class A-3 Noteholders .................      $            -
                                                                                       --------------
           To Class B for applicable Principal Payment to the extent
           of the Class B Floor. ................................................                                $    691,589.91
                                                                                                                 ---------------

    (f.)   To the Reserve Account :
           The amount needed to increase the amount in the Reserve Account to the Required Reserve .....         $             -
                                                                                                                 ---------------

    (g.)   Upon the occurrence of a Residual Event the lesser of:
           (A) the remaining Available Funds and ................................      $            - ..........................
                                                                                       --------------
           (B) the aggregate amount of Residual Receipts included in
               Available Funds ..................................................      $            - ..........................
                                                                                       --------------
           To be deposited to the Residual Account ............................................................  $             -
                                                                                                                 ---------------
    (h.)   To the Issuers, as owner of the Pledged Assets, any remaining
           Available Funds on deposit in the Collection Account
           (the "Issuers' Interest") ..........................................................................  $     74,839.36
                                                                                                                 ---------------

IV. SERVICER ADVANCES
    (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period ...................   $    906,202.86
                                                                                                                 ---------------
    (b.)   Servicer Advances reimbursed during the Collection Period .........................................   $     27,042.90
                                                                                                                 ---------------
    (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date ...................................................................................   $             -
                                                                                                                 ---------------
    (d.)   Servicer Advances made during the related Collection Period .......................................   $     85,575.89
                                                                                                                 ---------------
    (e.)   Aggregate amount of Servicer Advances at the end of the Collection
           Period ......   ...................................................................................   $    964,735.85
                                                                                                                 ---------------
    (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made .....................................................................................   $             -
                                                                                                                 ---------------

V.  RESERVE ACCOUNT
    (a.)   Amount on deposit at the beginning of the related Collection Period ...............................   $  2,316,303.38
                                                                                                                 ---------------
    (b.)   Amount of interest earnings reinvested for the related Monthly Period .............................   $     12,810.41
                                                                                                                 ---------------
    (c.)   Amounts used to cover shortfalls, if any,  for the related Collection Period ......................   $             -
                                                                                                                 ---------------
    (d.)   Amounts transferred from the Collection Account, if applicable ....................................   $             -
                                                                                                                 ---------------
    (e.)   Balance remaining before calculating Required Reserve Amount. .....................................   $  2,329,113.79
                                                                                                                 ---------------

    (f.)   Required Reserve Amount needed as of the related Collection Period ................................   $  2,138,795.28
                                                                                                                 ---------------
    (g1.)  If (e) above is greater than (f), then excess amount to be transferred to the
           Series Obligors ...................................................................................   $    190,318.51
                                                                                                                 ---------------
    (g2.)  If (e) is greater than (d), then amount of shortfall ..............................................
                                                                                                                 ---------------
    (h.)   Amounts on deposit at the end of the related Collection Period (e minus g1) .......................   $  2,138,795.28
                                                                                                                 ---------------
    (i.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period ? Y or N ......................................................               YES
                                                                                                                 ---------------


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
VI. RESIDUAL ACCOUNT
    (a.)   Amount on deposit at the beginning of the related Collection Period. ..............................   $             -
                                                                                                                 ---------------
    (b.)   Amounts transferred from the Collection Account ...................................................   $             -
                                                                                                                 ---------------
    (c.)   Amounts used to cover shortfalls for the related Collection Period ................................   $             -
                                                                                                                 ---------------
    (d.)   Amount on deposit at the end of the related Collection Period .....................................   $             -
                                                                                                                 ---------------

VII.ADVANCE PAYMENTS
    (a.)   Beginning aggregate Advance Payments ..............................................................   $    750,553.26
                                                                                                                 ---------------
    (b.)   Add:  Amount of Advance Payments collected during the related Collection Period ...................   $    366,436.68
                                                                                                                 ---------------
    (c.)   Add:  Investment earnings for the related  Collection Period ......................................   $             -
                                                                                                                 ---------------
    (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account ......................   $    485,250.18
                                                                                                                 ---------------
    (e.)   Ending aggregate Advance Payments .................................................................   $    631,739.76
                                                                                                                 ---------------

ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

BY:                  /s/ John Paris
                     --------------

TITLE:               SRVP
                     ----------------------

DATE:                10/11/00
                     ----------------------


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